UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2024

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 15, 2024 (the “Effective Date”), Augmedix Operating Corp., f/k/a Augmedix, Inc., a Delaware corporation (the “Company”), entered into the Tenth Amendment to the Master Services Agreement (the “Tenth Amendment”) with Sutter Health, a California nonprofit public benefit corporation (the “Customer”). The Tenth Amendment amends the Master Services Agreement, dated April 15, 2015, by and between the Company and the Customer (the “MSA”), to, among other things, extend the expiration date of the MSA to April 14, 2026, increase the threshold for the Customer to retain its discount on the Company’s service fees based on the Customer achieving certain growth milestones and set a service level agreement with respect to quality of services provided by the Company.

On the Effective Date, the Company also entered into Amendment 1 to Statement of Work No. 3 (the “SOW Amendment”) with the Customer, pursuant to the MSA, as amended. The SOW Amendment amends the Statement of Work No. 3, dated January 9, 2023, by and between the Company and the Customer (the “SOW No.3”), to, among other things, extend the expiration of the SOW No.3 to April 14, 2026 and to increase the number of electronic health records coordinators provided by the Company to the Customer from two (2) to three (3).

Copies of the Tenth Amendment and SOW Amendment are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of Tenth Amendment and SOW Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Tenth Amendment and SOW Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Tenth Amendment to the Master Service Agreement by and between Augmedix Operating Corp., f/k/a Augmedix, Inc. and Sutter Health, dated April 15, 2024.
10.2*	Amendment 1 to Statement of Work No.3, dated April 15, 2024, by and between Augmedix Operating Corp. f/k/a Augmedix, Inc. and Sutter Health
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: April 18, 2024	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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